Loss on Digital Assets	6 Months Ended
Jun. 30, 2026
Loss On Digital Assets
Loss on Digital Assets

8. Loss on Digital Assets

The Company engages in transactions involving digital assets, which may be received as consideration for services, validator node rewards, or other noncash activities. When digital assets are exchanged or sold (including exchanges into stable coins such as USDC), the Company recognizes a gain or loss on digital assets. Such gains or losses represent the difference between the fair value of consideration received (including stablecoins) and the carrying value of the digital assets disposed of. Because gains are recognized upon conversion into USDC, while not all USDC is converted into cash in the same period, amounts reported in Loss on digital assets may not align with cash proceeds received.

For the Successor period from May 7, 2026 through June 30, 2026, the Company recorded a cost basis of $0.6 million for digital assets sold, resulting in a net realized loss on digital assets of $0.2 million. During the Predecessor periods from January 1, 2026 through May 6, 2026 and April 1, 2026 through May 6, 2026, there were no digital asset transactions. During the Predecessor periods for the three- and six-months ended June 30, 2025, there were no digital asset transactions.

In addition to realized gains and losses from digital asset dispositions, the Company recognized an unrealized loss of $less than 0.1 million from the fair-value remeasurement of qualifying crypto assets accounted for under ASC 350-60 during the period ended Successor period from May 7, 2026 through June 30, 2026. There were no unrealized gains or losses on digital assets during the Predecessor periods from January 1, 2026 through May 6, 2026 and April 1, 2026 through May 6, 2026, or during the Predecessor three- and six-months periods ended June 30, 2025.